UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2010

FIRST SECURITY GROUP, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-49747	58-2461486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

531 Broad Street, Chattanooga, Tennessee 37402

(Address of principal executive offices) (zip code)

(423) 266-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On November 24, 2010, the Board of Directors of First Security Group, Inc. (the “Company”) appointed Ralph E. “Gene” Coffman, Jr. as President and Chief Operating Officer of the Company.

Rodger B. Holley served as the President of the Company prior to the appointment of Mr. Coffman. Mr. Holley will remain as Chairman of the Board and Chief Executive Officer of the Company.

Mr. Coffman, age 59, has over 37 years in the financial services industry. Prior to his appointment as the Company’s President and Chief Operating Officer, Mr. Coffman served as Ohio Regional President of WesBanco Bank, Inc. Prior to joining WesBanco Bank, Inc., Mr. Coffman served as President and Chief Executive Officer of Oak Hill Financial, Inc., an Ohio Bank Holding Company that merged into WesBanco Inc. in late 2007.

In connection with Mr. Coffman’s appointment as President and Chief Operating Officer, the Company executed an employment agreement (the “Employment Agreement”) with Mr. Coffman.

The full text of the Employment Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The following is a summary of the material terms of the Employment Agreement.

The Employment Agreement provides for an annual base salary of $250,000 (the “Annual Base Salary”). Following the initial twelve (12) month period, the Annual Base Salary is subject to adjustment at least annually as determined by the Company’s Board of Directors.

Mr. Coffman is entitled to participate in the Company’s employee benefit plans, subject to any regulatory prohibitions on such participation. The Employment Agreement also provides for five weeks of paid vacation per year, as well as reimbursement of reasonable business expenses, up to $500 per month for automobile expenses, and payment of certain social club membership expenses.

Pursuant to the terms of the Employment Agreement, Mr. Coffman is prohibited from disclosing our confidential information. The Employment Agreement also contains certain restrictions on competition and solicitation of customers or employees.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

Exhibit 10.1	Employment Agreement between First Security Group, Inc. and Ralph E. “Gene” Coffman, Jr., dated September 20, 2010 and executed November 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Security Group, Inc.

Date: December 1, 2010	By:	/s/ William L. Lusk, Jr.
William L. Lusk, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

Exhibit 10.1	Employment Agreement between First Security Group, Inc. and Ralph E. “Gene” Coffman, Jr., dated September 20, 2010 and executed November 24, 2010.